PROJECT TASK STATEMENT

No. 06

BETWEEN

Battelle Energy Alliance, LLC
(hereinafter "Facility Contractor" or "BEA")

AND

Lightbridge Corporation
(hereinafter "Sponsor" or "Lightbridge")

10/24/2025

Fabrication Processes for Lightbridge Fuel

This Project Task Statement (PTS) is under the authority and subject to all terms and conditions of Umbrella Strategic Partnership Project Agreement (SPP) No. [redacted]

A. PURPOSE

The fabrication and characterization of coextruded fuel rod components are required for process finalization, out-of-pile testing, and irradiation experiments at the Advanced Test Reactor (ATR) and/or other test reactors. Building on work previously performed under PTS 1, which developed the fuel fabrication process and rodlets for the first Lightbridge ATR experiment, this PTS takes the next steps necessary to further develop the materials and processes required for manufacturing coextruded fuel rods and fuel rodlets in its final cross-sectional configuration.

Initial process development will be conducted using depleted uranium (dU). Once these processes have been demonstrated successfully, they may be repeated with enriched uranium to produce the fuel rod segments required for irradiation experiments. This approach bridges the gap between PTS 1 work completed under [redacted] and this PTS 6, building directly on the production parameters and lessons learned previously. Additional work may also be performed to support off-site fuel irradiation testing, leveraging production parameters established in either PTS of fuel fabrication.

B. SCOPE

Duration of PTS
The period of performance of this PTS is [redacted]. The effective date of this PTS shall be the later of (1) the date on which is singed by the last of the Parties or (2) the date on which the Facility Contractor receives advance funding from the Sponsor.

Technical Objectives
This PTS is focused on the process development needed to fabricate Lightbridge provided coextruded fuel in its actual cross sectional configuration, cylindrical and multi-lobe and in a reduced cross section size with prototypical reduction. Process development fabrication will be done with depleted uranium (dU), and irradiation test specimens will be made with enriched uranium as necessary. Tasks in this PTS cover the following work:

- Identification/design and testing of an appropriate central displacer (CD) alloy usable for coextrusion with the fuel and cladding components.
- Enhancement of existing processing capabilities with improvement/upgrades in vacuum arc melting and remelting, addition of welding in vacuum, and addition of a process for electrochemical removal of extrusion cladding material (e.g. [redacted]).
- Coextrusion and characterization of multi-lobe fuel with cladding to validate die design configuration.
- Coextrusion of cylindrical and multi-lobe fuel to verify displacer, and [redacted] alloy cladding behavior.
- Coextrusion of cylindrical and multi-lobe fuel with known clad and bond defects (introduced in Task 5) for use in setup and calibration of NDE equipment.
- Coextrusion of enriched fuel sections for irradiation testing.

Tasks and Division of Responsibilities

Task 1: Identify and Characterize Central Displacer Material

Task 1.1: Alloy design:

[redacted]

Task 1.2: Alloy testing and characterization

[redacted]

Task 1.3: Alloy production for extrusion work:

[redacted]

Task 1 Assumptions:

[redacted]

Task 1 Deliverables:

[redacted]

[redacted]

Task 2: Enhancement of Processing Capabilities

Task 2.1: Casting Processes

[redacted]

Task 2.1 Assumptions:

[redacted]

Task 2.1 Deliverable: [redacted]

Task 2.2: Vacuum Welding

[redacted]

Task 2.2 Assumptions:

[redacted]

[redacted]

Task 2.2 Deliverable: [redacted]

Task 2.3: Fuel Coextrusion Chemical Work

[redacted]

Task 2.3 Assumptions:

[redacted]

Task 2.3 Deliverable:

[redacted]

Task 3: Co-extrusion Development: Validation of Die Design

[redacted]

[redacted]

Task 3 Assumptions:

[redacted]

Task 3 Deliverable:

[redacted]

Task 4: Validation of Displacer and Selected Cladding Alloy

[redacted]

Task 4 Assumptions:

[redacted]

Task 4 Deliverable:

[redacted]

Task 5: Coextrusion of Fuel with Known Defects

Task 5.1 Coextrusion of Cylindrical Surrogate Rods for External Testing

[redacted]

Task 5.1 Assumptions:

[redacted]

Task 5.1 Deliverable: [redacted]

Task 5.2 Coextrusion of Multi Lobe Fuel Rods with Defects

[redacted]

Task 5.2 Assumptions:

[redacted]

Task 5.2 Deliverable:

[redacted]

Task 6: Coextrusion of Enriched U Alloy Fuel Samples for ATR Irradiation

[redacted]

Task 6 Assumptions:

[redacted]

Task 6 Deliverable:

[redacted]

Table 1. Summary description of Tasks and Responsibilities.

Task No.	Task	Facility Contractor Role/Responsibilities	Sponsor's Role/Responsibilities	Task Duration
1	Central displacer material	[redacted]		
2	Enhancement of Processing Capabilities	[redacted]		
2.1	Vacuum Arc Melting	[redacted]		

Task No.	Task	Facility Contractor Role/Responsibilities	Sponsor's Role/Responsibilities	Task Duration
		[redacted]		
2.2	Vacuum Welding (VW)	[redacted]		
2.3	Fuel Coextrusio n Chemical Work	[redacted]		
3	Validation of Die Design	[redacted]		
4	Validation of Selected Cladding Alloy	[redacted]		

Task No.	Task	Facility Contractor Role/Responsibilities	Sponsor's Role/Responsibilities	Task Duration
5	Coextrusion of Fuel with Known Defects	[redacted]		
5.1	Coextrusion of Cylindrical Surrogate Rods for External Testing	[redacted]		
5.2	Coextrusion of Cylindrical and Multi Lobe Fuel Rods with Defects	[redacted]		
6	Coextrusion of Enriched U Alloy Fuel Samples for ATR Irradiation	[redacted]		

Table 2. Hold Points

Hold Point Number	Do not proceed to:	Anticipated Acceptance Conditions:
1	Task No. 4	[redacted]

2	Task No. 4	[redacted]
3	Task No. 5	[redacted]
4	Task No. 6	[redacted]

Table 3. Deliverables Summary

Task No.	Deliverable
1	[redacted]
2.1	[redacted]
2.2	[redacted]
2.3	[redacted]
3.	[redacted]
4.	[redacted]
5.1	[redacted]
5.2	[redacted]
6	[redacted]

C. ASSUMPTIONS

[redacted]

[redacted]

D. TECHNICAL CONTACTS

Technical	
Facility Contractor	**Sponsor**
[redacted]	[redacted]
[redacted]	[redacted]
[redacted]	[redacted]
[redacted]	[redacted]

E. COSTS

1. The Facility Contractor estimated cost for the work to be performed under this PTS is $<u>4,553,534.00</u>.
2. The Facility Contractor has no obligation to continue or complete performance of the work at a cost in excess of its estimated cost, including any subsequent amendment.
3. The Facility Contractor agrees to provide at least 30 days' notice to the Sponsor if the actual cost to complete performance will exceed its estimated cost.

Payment Terms:

[redacted]

[redacted]

A. Advance Payment. [redacted]

B. Monthly Payments. [redacted]

[redacted]

[redacted]

[redacted]

F. FINANCIAL AND PROJECT PERFORMANCE REPORTING

BEA will provide monthly cost and schedule data outputs from BEA standard project reporting tools to Sponsor after each end of fiscal year (FY) month processing. A minimum subset of data should include Schedule and Cost Performance Indices, a standard Cost Performance Report with performance measurement baseline (PMB) curve to include EAC/ETC data as well as any variances & associated descriptions/ corrective action plans (this is typically called a "format 5 VAR" or agreed equivalent). Reporting detail shall be provided at the same work break down structure (WBS) level as agreed upon in the project schedule and cost estimate developed by BEA in support of this PTS.

IN WITNESS WHEREOF, the Parties hereto have executed this Project Task Statement by their authorized representatives on the dates shown below.

BATTELLE ENERGY ALLIANCE, LLC:		**LIGHTBRIDGE CORPORATION:**	
Name:	[redacted]	Name:	Andrey Mushakov
Title		Title	Executive VP, Nuclear Operations
Date:	April 14, 2026	Date:	April 14, 2026
Signature:	[redacted]	Signature:	[redacted]